UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2017

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
On January 16, 2017, FARO Technologies, Inc. (the “Company”) issued a press release announcing the appointment of Katrona Tyrrell as the Company’s Chief People Officer. A copy of the press release announcing the appointment is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The Company is not including the information contained on or available through its website referenced in the press release as part of, or incorporating such information into, this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated January 16, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

January 18, 2017	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 16, 2017